SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                      ___________________________________



                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                      ___________________________________



                               OCTOBER 31, 2003



               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                          BERRY PLASTICS CORPORATION

            (Exact name of registrant as specified in its charter)


           DELAWARE                            33-75706                      35-1813706
(State or other jurisdiction of        (Commission File Number)           (I.R.S. Employer
incorporation or organization)                                         Identification Number)
                                          101 OAKLEY STREET
                                      EVANSVILLE, INDIANA 47710
                               (Address of principal executive offices)

                                (812) 424-2904

             (Registrant's telephone number, including area code)

 ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

 (a)  Not Applicable.

 (b)  Not Applicable.

 (c) The exhibits listed below and in the accompanying Exhibit Index are furnished as part of this Current Report on Form 8-K

Exhibit       Description
 23.1  Consent of Roche, Scholz, Roche & Walsh, Ltd.
 99.1  Audited financial statements of Landis Plastics, Inc. for the years ended December 31, 2000 and 1999.
 99.2  Audited financial statements of Landis Plastics, Inc. for the years ended December 31, 2002 and 2001.
 99.3  Unaudited financial statements of Landis Plastics, Inc. for the thirty-nine weeks ended September 28,
       2003 and September 29, 2002.

ITEM 9. REGULATION FD DISCLOSURE

      On October 15, 2003, Berry Plastics Corporation ("Berry") announced that it had entered into a definitive agreement to acquire Landis Plastics, Inc. ("Landis") for $228 million, including repayment of existing indebtedness. Landis is a privately held corporation.

        The audited financial statements of Landis for the years ended December 31, 2000 and 1999 and for the years ended December 31, 2002 and 2001, and the unaudited financial statements of Landis for the thirty-nine weeks ended September 28, 2003 and September 29, 2002 have been attached as exhibits to this 8-K. The historical financial information of Landis for the year ended December 31, 2002 reflect the following items which will not be applicable to Berry after the acquisition (dollars in thousands) (a) $1,941 of Landis family payroll and related costs, (b) $156 of equity compensation to current Landis management and (c) the inclusion in cost of goods sold of the following items that would not have been included in Berry's cost of goods sold if Landis was a subsidiary of Berry for the period covered (1) $1,615 associated with Landis changing its accounting policy for its inventory from a LIFO basis to a FIFO basis, consistent with Berry's accounting policy, (2) $1,392 of tooling costs which Berry would have capitalized under its accounting policies and (3) $1,682 of net operating lease expense resulting from operating leases not being assumed by Berry in connection with the Landis acquisition and the new operating leases being entered into in connection thereto. The historical financial information of Landis for the thirty-nine weeks ended September 28, 2003 reflect the following items which will not be applicable to Berry after the acquisition (dollars in thousands) (a) $1,247 of Landis family payroll and


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



related costs, (b) $1,006 equity compensation to current Landis management and
(c) the inclusion in cost of goods sold of the following items that would not have been included in Berry's cost of goods sold if Landis was a subsidiary of Berry for the period covered (1) $1,499 associated with Landis changing its accounting policy for its inventory from a LIFO basis to a FIFO basis, consistent with Berry's accounting policy, (2) $1,525 of tooling costs which Berry would have capitalized under its accounting policies and (3) $1,262 of net operating lease expense resulting from operating leases not being assumed by Berry in connection with the Landis acquisition and the new operating leases being entered into in connection thereto. The historical financial information of Landis for the thirty-nine weeks ended September 29, 2002 reflect the following items which will not be applicable to Berry after the acquisition (dollars in thousands) (a) $1,329 of Landis family payroll and related costs,
(b) $83 of equity compensation to current Landis management and (c) the inclusion in cost of goods sold of the following items that would not have been included in Berry's cost of goods sold if Landis was a subsidiary of Berry for the period covered (1) $1,000 associated with Landis changing its accounting policy for its inventory from a LIFO basis to a FIFO basis, consistent with Berry's accounting policy, (2) $994 of tooling costs which Berry would have capitalized under its accounting policies and (3) $1,262 of net operating lease expense resulting from operating leases not being assumed by Berry in connection with the Landis Acquisition and the new operating leases being entered into in connection thereto.

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



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

      Dated: October 31, 2003.



                                       Berry Plastics Corporation



                                       By:_______________________________
                                     Name: James M. Kratochvil
                                    Title: Executive Vice President, Chief
                                           Financial Officer,Treasurer and
                                           Secretary of the entity listed
                                           above (Principal Financial and
                                           Accounting Officer)





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



                                 EXHIBIT INDEX

Exhibit      Description
 23.1  Consent of Roche, Scholz, Roche & Walsh, Ltd.
 99.1  Audited financial statements of Landis Plastics, Inc. for the years ended December 31, 2000 and 1999.
 99.2  Audited financial statements of Landis Plastics, Inc. for the years ended December 31, 2002 and 2001.
 99.3  Unaudited financial statements of Landis Plastics, Inc. for the thirty-nine weeks ended September 28,
       2003 and September 29, 2002.

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